Themes Gold Miners ETF
Schedule of Investments
December 31, 2025 (Unaudited)

COMMON STOCKS - 99.9%	Shares	Value
Materials - 99.9% (a)
Agnico Eagle Mines Ltd.	6,512	$1,104,319
Alamos Gold, Inc. - Class A	31,488	1,215,886
Anglogold Ashanti PLC	16,561	1,412,322
B2Gold Corp.	227,619	1,024,870
Capricorn Metals Ltd. (b)	77,271	741,533
DPM Metals, Inc.	35,689	1,103,003
Endeavour Mining PLC	26,644	1,372,043
Equinox Gold Corp. (b)	111,582	1,568,188
Genesis Minerals Ltd. (b)	210,621	1,019,048
Gold Fields Ltd. - ADR	28,933	1,263,215
IAMGOLD Corp. (b)	101,831	1,680,428
K92 Mining, Inc. (b)	49,854	824,150
Kinross Gold Corp.	45,624	1,285,071
Lundin Gold, Inc.	15,864	1,317,849
Northern Star Resources Ltd.	77,054	1,374,513
OceanaGold Corp.	49,296	1,397,118
Orla Mining Ltd. (b)	45,798	615,956
Perseus Mining Ltd.	294,030	1,114,538
Ramelius Resources Ltd.	404,131	1,121,942
Regis Resources Ltd.	158,527	798,739
Torex Gold Resources, Inc.	18,577	887,062
Vault Minerals Ltd. (b)	204,408	744,810
Wesdome Gold Mines Ltd. (b)	32,293	535,021
Westgold Resources Ltd.	199,665	858,109
Zhaojin Mining Industry Co. Ltd. - Class H	321,512	1,269,904
TOTAL COMMON STOCKS (Cost $23,463,093)		27,649,637

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 0.0% (c)	Shares	Value
First American Treasury Obligations Fund - Class X, 3.68% (d)	1,351	1,351
TOTAL MONEY MARKET FUNDS (Cost $1,351)		1,351

TOTAL INVESTMENTS - 99.9% (Cost $23,464,444)		27,650,988
Other Assets in Excess of Liabilities - 0.1%		35,390
TOTAL NET ASSETS - 100.0%		$27,686,378

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
PLC - Public Limited Company

(a)
To the extent that the Fund invests more heavily in a particular industries or sectors of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	Non-income producing security.
(c)	Represents less than 0.05% of net assets.
(d)	The rate shown represents the 7-day annualized yield as of December 31, 2025.

Summary of Fair Value Disclosure as of December 31, 2025 (Unaudited)

Themes Gold Miners ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$27,649,637	$–	$–	$27,649,637
Money Market Funds	1,351	–	–	1,351
Total Investments	$27,650,988	$–	$–	$27,650,988

Refer to the Schedule of Investments for further disaggregation of investment categories.